CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net loss	$ (3,766)	$ (5,425)	$ (6,870)
Other comprehensive loss:
Unrealized net gains (losses)	(136)	67	436
Related income tax expense
Net unrealized gains (losses)	(136)	67	436
Realized net gains	143	353	468
Related income tax expense
Net realized gains	143	353	468
Other comprehensive loss	(279)	(286)	(32)
Comprehensive loss	$ (4,045)	$ (5,711)	$ (6,902)